Exhibit 10.1

AGREEMENT FOR THE SETTLEMENT OF

STATE AND LOCAL TAX CREDITS

This Agreement for the Settlement of State and Local Tax Credits (this “Agreement”) made as of December 31, 2007 among ALLSTATE INSURANCE COMPANY, an Illinois insurance company (“Allstate”), and those affiliates of Allstate whose signatures appear below.

WHEREAS, from time to time, one company within The Allstate Corporation group of companies may invest in certain programs, offerings or other arrangements that may allow the company to claim a credit against state or local taxes, or a company may “purchase” from third parties the right to claim credits against various state and local taxes (such investments or purchases collectively referred to hereinafter as “Credit Generating Investments,” and such credits referred to hereinafter as “Tax Credits”);

WHEREAS, in some cases, it may be legally permissible for Tax Credits relating to a particular Credit Generating Investment made by one company to be utilized by a different company within the Allstate group to offset the latter company’s tax liability;

WHEREAS, the Allstate Tax Department, taking into account limitations under state and local law as well as the benefit to the Allstate group as a whole, may determine it is appropriate for a company to claim and utilize all or a portion of a Tax Credit relating to a particular Credit Generating Investment even though such company did not make the corresponding Credit Generating Investment;

WHEREAS, the parties hereto desire to institute a formal agreement and mechanism for the intercompany settlement of Tax Credits utilized by one company but related to a Credit Generating Investment made by another company.

NOW, THEREFORE, it is agreed as follows:

1.               Within 30 days after the filing of a tax return in which one company utilizes a Tax Credit attributable to a Credit Generating Investment made by another company, the company utilizing the Tax Credit shall pay to the company that made the Credit Generating Investment the amount of the Tax Credit so utilized.

2.               All payments due hereunder shall be made in immediately available funds.

3.               Absent manifest error, the Tax Department’s determination of the amount of Tax Credits utilized by one company attributable to a Credit Generating Investment of another company shall be final.

4.               This Agreement shall be effective for tax returns filed on or after January 1, 2007.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be effective as set forth above.

Allstate County Mutual Insurance Company

/s/ Karen C. Gardner
Name:	Karen C. Gardner
Title:	Vice President

Allstate Fire and Casualty Insurance Company

/s/ Karen C. Gardner
Name:	Karen C. Gardner
Title:	Vice President

Allstate Floridian Indemnity Company

/s/ Karen C. Gardner
Name:	Karen C. Gardner
Title:	Vice President

Allstate Floridian Insurance Company

/s/ Karen C. Gardner
Name:	Karen C. Gardner
Title:	Vice President

Allstate Indemnity Company

/s/ Karen C. Gardner
Name:	Karen C. Gardner
Title:	Vice President

Allstate Insurance Company

/s/ Karen C. Gardner
Name:	Karen C. Gardner
Title:	Vice President

Allstate Life Insurance Company

/s/ Karen C. Gardner
Name:	Karen C. Gardner
Title:	Vice President

Allstate Life Insurance Company of New York

/s/ Karen C. Gardner
Name:	Karen C. Gardner
Title:	Vice President

Allstate New Jersey Insurance Company

/s/ Karen C. Gardner
Name:	Karen C. Gardner
Title:	Vice President

Allstate New Jersey Property and Casualty Insurance Company

/s/ Karen C. Gardner
Name:	Karen C. Gardner
Title:	Vice President

Allstate North American Insurance Company

/s/ Karen C. Gardner
Name:	Karen C. Gardner
Title:	Vice President

Allstate Property and Casualty Insurance Company

/s/ Karen C. Gardner
Name:	Karen C. Gardner
Title:	Vice President

Allstate Texas Lloyd’s by Allstate Texas Lloyd’s, Inc. the Attorney-in-Fact

/s/ Karen C. Gardner
Name:	Karen C. Gardner
Title:	Vice President

American Heritage Life Insurance Company

/s/ Karen C. Gardner
Name:	Karen C. Gardner
Title:	Vice President - Tax

Concord Heritage Life Insurance Company, Inc.

/s/ Karen C. Gardner
Name:	Karen C. Gardner
Title:	Vice President - Tax

Deerbrook Insurance Company

/s/ Karen C. Gardner
Name:	Karen C. Gardner
Title:	Vice President

Encompass Floridian Indemnity Company

/s/ Karen C. Gardner
Name:	Karen C. Gardner
Title:	Vice President

Encompass Floridian Insurance Company

/s/ Karen C. Gardner
Name:	Karen C. Gardner
Title:	Vice President

Encompass Home and Auto Insurance Company

/s/ Karen C. Gardner
Name:	Karen C. Gardner
Title:	Vice President

Encompass Indemnity Company

/s/ Karen C. Gardner
Name:	Karen C. Gardner
Title:	Vice President

Encompass Independent Insurance Company

/s/ Karen C. Gardner
Name:	Karen C. Gardner
Title:	Vice President

Encompass Insurance Company of America

/s/ Karen C. Gardner
Name:	Karen C. Gardner
Title:	Vice President

Encompass Insurance Company of Massachusetts

/s/ Karen C. Gardner
Name:	Karen C. Gardner
Title:	Vice President

Encompass Insurance Company of New Jersey

/s/ Karen C. Gardner
Name:	Karen C. Gardner
Title:	Vice President

Encompass Property and Casualty Company

/s/ Karen C. Gardner
Name:	Karen C. Gardner
Title:	Vice President

Encompass Property and Casualty Insurance Company of New Jersey

/s/ Karen C. Gardner
Name:	Karen C. Gardner
Title:	Vice President

First Colonial Insurance Company

/s/ Karen C. Gardner
Name:	Karen C. Gardner
Title:	Vice President - Tax

Lincoln Benefit Life Company

/s/ Karen C. Gardner
Name:	Karen C. Gardner
Title:	Vice President - Tax

Northbrook Indemnity Company

/s/ Karen C. Gardner
Name:	Karen C. Gardner
Title:	Vice President